Exhibit 99.1

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                                               SELIGMAN NEW TECHNOLOGIES FUND II
                                                                   Symbol: XSNTX

                                        Fund Fact Sheet as of September 30, 2003

Fund Objective

The Fund seeks long-term capital appreciation by investing in companies considered by Seligman to rely significantly on technological events or advances in their product development, production, or operations. The Fund seeks to identify and invest in companies that will bring us tomorrow's technologies, including private companies typically not available to the general public.

Inception Date: June 22, 2000

Net Asset Value Per Share as of 9/30/03: $4.45

Average Annual Returns*

                                         Without               With
                                      Sales Charge         Sales Charge

1 Year                                     8.01%                --
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3 Year                                   (41.25)                --
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Since Inception                          (40.00)            (40.79)%
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Market Overview

Over the past 12 months, the public markets, and technology stocks in particular, have signaled an improving investment environment. The current state of private investment, however, suggests that the burgeoning equity market has yet to benefit private investment. By numerous measures, the venture industry is still feeling aftershocks from the 2001 tech bubble. In this environment, venture firms are making new investments very cautiously, which has created, among other problems, a significant "overhang" of dollars committed to venture firms that has yet to be invested. At current low per annum net investment rates, this overhang could take some time to work down.

Most important is the effect this has on corporate IT buyers, who continue to be wary of committing dollars to private vendors. Here lies the conundrum -- without an increase in IT spending, many private tech vendors will not reach profitability and stability, while managers of IT budgets will look to established vendors, unwilling to wager their futures on companies that may not be around in a year. In our opinion, when private vendors once again have real access to public financing, and when more weak competitors are shaken out, only then will we see any significant improvement in the private tech market.

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*     For the periods ended 9/30/03. Past performance is no guarantee of future results. Return figures assume the reinvestment of all dividends and distributions. Since inception returns are calculated without and with the effect of the initial 5.2% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. In addition, an investment in the Fund involves investment risks, including the possible loss of principal.

The Fund is closed to new investment. The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please see the offering prospectus. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and may not be so construed.

Composition of Net Assets

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Public Companies                                      54.1%

Venture Capital                                       21.5%

Short-Term Holdings/Other Assets Less Liabilities     24.4%

Top Public Industries

                                     Percent of Net Assets

Application Software                         10.5%
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System Software                               9.7
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Health Care                                   5.7
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IT Services                                   5.6
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Semiconductors and
Semiconductor Equipment                       3.1
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Venture Capital Industries

                                     Percent of Net Assets

Digital Enabling Technologies                10.7%
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Broadband and Fiber Optics                    1.9
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Enterprise Business Infrastructure            0.6
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Wireless                                      0.5
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Other                                         7.8
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Top Public Holdings
Represents 22.1% of net assets

Symantec
Systems Software
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Synopsys
Application Software
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Microsoft
Systems Software
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Lexmark International
Computers and Peripherals
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Laboratory Corporation of American Holdings
Health Care
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Printcafe Software
Application Software
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SunGard Data Systems
IT Services
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Autodesk
Application Software
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Computer Associates International
Systems Software
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Amdocs
Application Software
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Top Venture Capital Holdings
Represents 18.8% of net assets

TruSecure
Digital Enabling Technologies
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MarketSoft
Digital Enabling Technologies
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GMP Companies
Other
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Far Blue
Other
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Vividence
Digital Enabling Technologies
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Asia Internet Capital Ventures
Other
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Blue Pumpkin Software
Digital Enabling Technologies
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Nextest Systems
Other
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GrandBanks Capital Venture
Other
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Catena Networks
Broadband And Fiber Optics
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      The Fund is actively managed and its holdings are subject to change.

The views and opinions expressed are those of J. & W. Seligman & Co. Incorporated, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, technology stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

EQNTFII8 9/03                             Distributed by Seligman Advisors, Inc.